Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Limited Duration Investment Grade Corporate ETF

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated November 18, 2021

Dated January 3, 2023

Notwithstanding anything to the contrary in the Fund’s Prospectus, in order to correct an inadvertent typographical error, the last sentence of the second paragraph of the section entitled Management of the Fund – Management Fee, is deleted in its entirety and replaced with the following:

First Trust anticipates that if the trailing average 30-day yield of the current ten-year U.S. Treasury Bond exceeds 3.50% before November 12, 2023, the fee waiver may not be continued past November 12, 2023.

Please Keep this Supplement with your Fund Prospectus for Future Reference